Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the TiVo Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Rogers, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: September 9, 2010

/s/ THOMAS ROGERS
Thomas Rogers
President and Chief Executive Officer (Principal Executive Officer)